                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

 American States Water Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

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     (4)  Date Filed:

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

                         AMERICAN STATES WATER COMPANY
                          630 EAST FOOTHILL BOULEVARD
                          SAN DIMAS, CALIFORNIA 91773
                                 MARCH 24, 1999

Dear American States Water Company Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of American States Water Company on Tuesday, April 27, 1999, at 10:00 a.m., Pacific Time. The Annual Meeting will be held at the Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California.

This is the first Annual Meeting for shareholders of American States Water Company and I am personally delighted to be a part of it. In addition to the formal items of business to be brought before the meeting, there will be a report on your Company's operations during 1998, followed by a brief question and answer period.

Your participation in the Company's business is important, regardless of the number of shares you hold. It is important that each shareholder, whether or not expecting to attend the meeting in person, sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope or, for our holders of record of Common Shares, utilize the convenient option of voting by telephone.

                                          Sincerely,

                                          /s/ W. V. Caveney
                                          ---------------------------
                                          W.V. Caveney
                                          Chairman of the Board

                         AMERICAN STATES WATER COMPANY

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS -- APRIL 27, 1999

Dear American States Water Company Shareholder:

     The Annual Meeting of the shareholders of American States Water Company, a California corporation (the "Company"), will be held at the Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California on Tuesday, April 27, 1999, at 10:00 a.m., Pacific time, for the following purposes:

          1. To elect three Class I directors to the Board of Directors of the Company to serve until their successors are elected and qualified; and

          2. To transact any other business which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has nominated the following individuals for election as Class I directors: James L. Anderson, Anne M. Holloway and Floyd E. Wicks.

     The Board of Directors has fixed the close of business on February 26, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof.

                                          By order of the Board of Directors,

                                          /s/ McClellan Harris III
                                          -----------------------------------
                                          McClellan Harris III
                                          Secretary
San Dimas, California
March 24, 1999

                               TABLE OF CONTENTS

                        DESCRIPTION                           PAGE
                        -----------                           ----
General Information.........................................    1
Solicitation of Proxy and Revocability; Voting Securities...    1
Election of Directors.......................................    3
Section 16(a) Beneficial Ownership Reporting Compliance.....    6
Certain Relationships and Related Transactions..............    6
Executive Officers -- Experience, Security Ownership and
  Compensation..............................................    8
Pension Plan................................................   11
Deferred Compensation Plan for Directors and Executives.....   12
Compensation Committee Interlocks and Insider
  Participation.............................................   12
Report on Executive Compensation............................   12
Performance Graph...........................................   14
Security Ownership of Certain Beneficial Owners.............   15
Relationship with Public Accountants........................   15
Other Matters...............................................   15
Proposals for Next Annual Meeting...........................   15
Additional Information......................................   15

                              GENERAL INFORMATION

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors of American States Water Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") and any adjournments thereof.

     At the Annual Meeting, shareholders will be asked to elect three Class I directors to serve until the Annual Meeting of Shareholders held in 2001 and until their successors are elected and qualified.

           SOLICITATION OF PROXY AND REVOCABILITY; VOTING SECURITIES

DATE, TIME AND PLACE OF ANNUAL MEETING

     The Annual Meeting will be held on April 27, 1999 at 10:00 a.m. Pacific time at the Industry Hills Sheraton, One Industry Hills Parkway, City of Industry, California.

RECORD DATE AND VOTING RIGHTS

     Only holders of record of Company stock at the close of business on February 26, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, the Company's outstanding voting securities were 81,600 Preferred Shares and 8,957,671 Common Shares. Each Preferred Share is entitled to one vote and each Common Share is entitled to one-tenth of a vote. Except as otherwise provided in the Company's Articles of Incorporation, as amended, and under applicable law, common and preferred shareholders vote together as a single class.

     Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as an election inspector for the Annual Meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote "for" or "against" any matter.

     The inspector of election will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

     In the election of directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. No shareholder will be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of such shareholder's shares in the case of Preferred Shares or one-tenth that number in the case of Common Shares) unless such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to the number of votes equal to the number of directors authorized times the number of votes to which such share is otherwise entitled, which votes may be cast for a single candidate or may be distributed among two or more candidates in whatever proportion the shareholder may desire. The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally FOR each of the three candidates for the office of director; provided, however, that if sufficient numbers of Company shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, each Preferred Share will be entitled to a vote and each Common Share will be entitled to one-tenth of one vote, and shareholders having a majority of the voting power exercised at the meeting will be able to elect all of the directors if they choose to do so. In that event, the other shareholders will be unable to elect any director or directors.

     Assuming the presence of a quorum, the shareholders present at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of shareholders holding sufficient voting power to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the voting power required to constitute a quorum.

VOTING BY PROXY

     Regardless of whether or not shareholders plan to attend the meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Annual Meeting in accordance with the instructions indicated thereon or, if no direction is indicated FOR the election of the Board's nominees as directors. The execution of a proxy will not affect the right to attend the Annual Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing with the Company a written notice of revocation of a proxy bearing a later date or by attendance at the Annual Meeting and voting in person (or presenting at the meeting such written notice of the revocation of the proxy). Attendance at the Annual Meeting will not, by itself, revoke a proxy. The proxies may also be voted for a substitute nominee or nominees in the event any one or more of the director nominees named under "Item 1 -- Election of Directors" will be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated. Shares for which duly executed proxies are received will be voted according to the Board's best judgment upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

ADJOURNMENTS

     The Annual Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Annual Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

     Notice of the adjournment of a meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting. At adjourned meetings, any business may be transacted which might have been transacted at the original meeting.

SOLICITATION OF PROXIES

     The accompanying proxy relating to the meeting is being solicited by the Board of Directors of the Company for use at the Annual Meeting. This statement and the accompanying proxy are being sent to shareholders on or about March 24, 1999.

     The Company will bear the entire cost of preparing, assembling, printing and mailing these proxy statements, the proxies and any additional materials which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, through the internet, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

                    ITEM 1 -- ELECTION OF CLASS I DIRECTORS

     The Company's Articles of Incorporation provides that classification of the Board will apply to every election of directors for so long as at least six directors are authorized under the Company's Bylaws and the Company's Common Shares are listed on the New York Stock Exchange. The Company's Bylaws provide that the Board of Directors shall consist of not less than five and not more than nine directors, with the exact number of directors currently set at seven. So long as the Board continues to consist of at least six, but less than nine and the Company's Common Shares are listed on the New York Stock Exchange, directors will serve for a term of two years, and one-half of the directors (or as near to one-half as practicable) will be elected each year.

     Under the Company's bylaws, the Board of Directors could increase the authorized number of directors to up to nine without obtaining shareholder approval. In the event that the number of directors increases during any period that the Company's Common Shares are listed on the New York Stock Exchange, the increase will be apportioned by the Board between the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to at least nine during any period that the Company's Common Shares are listed on the New York Stock Exchange, the directors will be apportioned by the Board among three classes, each consisting of one-third of the directors or as close an approximation as possible, directors will serve for a term of three years, and one-third of the directors (or as near to one-third as practicable) will be elected each year. If the number of authorized directors is decreased to less than five, then the Board will cease to be classified, provided that a decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected will hold office until the next annual meeting and until such director's successor has been elected and qualified. The Company's shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

     Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. Generally no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected (the "Relevant Number of Directors"). The Relevant Number of Directors, in the case of classified boards, is the greater of (i) the number of directors elected at the most recent annual meeting of shareholders and (ii) the number sought to be removed.

     Three directors have been nominated for election as Class I directors for a two-year term expiring at the end of the Annual Meeting of Shareholders in 2001, or until their successors are elected and qualified. The terms of the remaining directors will continue as indicated below.

     The ages of the directors reported below are as of April 26, 1999.

            THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR CLASS I DIRECTORS LISTED BELOW.

                      NOMINEES FOR TERMS EXPIRING IN 2001

PHOTO
                       JAMES L. ANDERSON, Senior Vice President, since September
                  1996, of Americo Life Inc. located in Laguna Hills, California. Prior to its acquisition by Americo Life Inc., Mr. Anderson had served as President and Chief Executive Officer, since 1986, of Fremont Life Insurance Company. Mr. Anderson has, at various times from 1982 to 1986, served as President and Chief Operating Officer of Fremont Insurance Services, Chairman and Chief Operating Officer of Physicians & Surgeons Underwriting Corporation and Founder, Chairman and Chief Executive Officer of Hospital Insurance Services, a management company for hospital medical malpractice and general liability programs throughout California. From 1975 to 1982, Mr. Anderson served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company. Mr. Anderson, age 55, is a member of the Company's Compensation and Business Opportunities Committees and has served as a director of the Company since 1997.

PHOTO
                       ANNE M. HOLLOWAY, Vice President of Peterson Worldwide,
                  LLC, a provider of consulting services to Fortune 500 companies, governments and governmental agencies. Mrs. Holloway was employed by The Resolution Group, a subsidiary of Xerox Financial Services, from 1992 to 1998 serving in various executive capacities. Prior to joining The Resolution Group, Mrs. Holloway was employed for nine years in various management positions with Shawmut National Corporation, a financial service company. Mrs. Holloway, age 47, is a member of the Business Opportunities Committee and the Compensation Committee and has served as a director since 1998.

PHOTO
                       FLOYD E. WICKS, President and Chief Executive Officer of
                  the Company since April, 1992. Mr. Wicks served as President of the Company from April, 1990 to March, 1992 and as Vice President of Operations from January, 1988 to March, 1990. Mr. Wicks, age 55, is a member of the Company's Business Opportunities Committee, and Nominating and Governance Committee and has served as a director of the Company since 1990.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

                  PHOTO

                       JEAN E. AUER, Consultant to the San Francisco Estuary
                  Project since 1990, member of the Board of Directors of the Water Education Foundation and Vice-Mayor of the town council of Hillsborough, California. Mrs. Auer has previously served as a member of the National Drinking Water Advisory Board to the United States Environmental Protection Agency, a member of the California State Water Resources Control Board and a member of both the Central Coast and the San Francisco Regional Water Quality Control Boards. Mrs. Auer, age 62, is a member of the Company's Audit and Finance, Compensation, Nominating and Governance and Business Opportunities Committees and has served as a director of the Company since 1995.

                  PHOTO

                       N.P. DODGE, JR., President of the N.P. Dodge Company, a
                  full service real estate concern in Omaha, Nebraska. Mr. Dodge, age 62, is a director of the Omaha Public Power District and is a director of Bridges Investment Fund. Mr. Dodge is a member of the Company's Compensation Committee and Chairman of the Audit and Finance Committee and has served as a director of the Company since 1990.

                  PHOTO

                       ROBERT F. KATHOL, Executive Vice President of
                  Kirkpatrick, Pettis, Smith, Polian, Inc., an investment banking firm in Omaha, Nebraska. Mr. Kathol, age 58, is a member of the Company's Compensation, and Audit and Finance Committees and has served as a director of the Company since 1995.

                  PHOTO

                       LLOYD E. ROSS, Managing Partner of Invermex, L.P., a
                  company developing hotels in the southwestern United States and northern Mexico. For more than 35 years prior to his current position, Mr. Ross was associated with SMI Construction Co., a commercial and industrial general contracting firm in Irvine, California, having served as its President and Chief Executive Officer since 1976. Mr. Ross, age 58, also is a director of PacifiCare Health Systems. Mr. Ross is a member of the Company's Compensation Committee and Chairman of the Company's Nominating and Governance Committee and Business Opportunities Committee and has served as a director of the Company since 1995.

                            CURRENT DIRECTOR NOT STANDING FOR ELECTION

                  PHOTO

                       WILLIAM V. CAVENEY, Chairman of the Board of Directors of
                  the Company since April, 1992. Mr. Caveney was Chairman of the Board and Chief Executive Officer of the Company from April, 1990 to March, 1992 and President and Chief Executive Officer of the Company from April, 1982 to March, 1990. Mr. Caveney, age 72, is Chairman of the Company's Compensation Committee and a member of the Business Opportunities Committee and has served as a director of the Company since 1980. Mr. Caveney has reached the mandatory retirement age from the Company's Board of Directors and is not eligible for, nor is he seeking, re-election in 1999.

     No Nominee is or has been employed in his or her principal occupation or employment during the past five years by the Company or other organization that is a parent, subsidiary or affiliate of the Company, other than Mr. Caveney and Mr. Wicks whose relationships are as previously described.

     The following table sets forth, as of February 26, 1999, the beneficial ownership of Common Shares of the Company by each of the Company's current directors. No current director owns any of the Company's Preferred Shares.

                                     AMOUNT AND NATURE OF     PERCENT OF CLASS
               NAME                  BENEFICIAL OWNERSHIP    BENEFICIALLY HELD
               ----                  --------------------    ------------------
James L. Anderson..................         2,285                    *
Jean E. Auer.......................         2,040                    *
William V. Caveney.................         8,201                    *
N.P. Dodge, Jr.....................         4,000                    *
Anne M. Holloway...................             0                    *
Robert F. Kathol...................         1,750                    *
Lloyd E. Ross......................         1,078                    *
Floyd E. Wicks.....................         5,080                    *

---------------

* Less than one percent

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During 1998, one report required by Section 16(a) of the Exchange Act related to Anne M. Holloway on her election as a director of the Company was not timely filed. The required report has subsequently been filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors has an Audit and Finance Committee, a Nominating and Governance Committee, a Compensation Committee and a Business Opportunities Committee. There is no Executive Committee.

     The Audit and Finance Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. The Committee reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of the Company and also monitors the work of the Company's internal auditors. The Committee also reviews the qualifications of and recommends to the Board of Directors a firm of independent auditors and reviews and approves fees charged by the independent auditors.

     The Nominating and Governance Committee assesses qualifications of and makes recommendations as to candidates to fill vacancies on the Board of Directors. The Nominating and Governance Committee will consider nominations of persons for election to the Board of Directors recommended by shareholders. In order to submit a nomination to the Nominating and Governance Committee, such nomination must be submitted in writing and addressed to the Office of the Secretary at the Company's corporate headquarters.

     The Compensation Committee reviews and makes recommendations to the Board of Directors as to appropriate compensation for the President and other executive officers of the Company and determines the awards to be made under the Company's Key Executive Long-Term Incentive Plan (see table and accompanying footnotes beginning on page 10).

     The Business Opportunities Committee reviews potential changes to the regulated and non-regulated operations of the Company including acquisitions, divestitures, joint ventures and partnerships and makes recommendations to the Board of Directors as to the financial and operational impact of such changes.

     Outside directors (presently all directors except Messrs. Caveney and Wicks) are currently paid an annual retainer of $15,000, payable in equal monthly installments. In addition, each such director receives a $1,200 fee for each meeting attended, although the regular and organizational meetings of the board in April are deemed one meeting for purposes of the per-meeting fee. In addition each outside director who is a member of the Compensation Committee, Nominating and Governance Committee, Audit and Finance Committee or Business Opportunities Committee receives a $1,000 fee for each meeting attended and the chairperson of each committee, if an outside director, receives an additional fee of $200 for each committee meeting attended.

     Chairman of the Board Caveney earned $50,000 as chairman during 1997. President Wicks was compensated as an officer of the Company. Neither Mr. Caveney nor Mr. Wicks received separate compensation as directors.

     During 1998, directors met as a board 5 times. The Audit and Finance Committee, consisting of Jean E. Auer, N.P. Dodge, Jr. and Robert F. Kathol met 4 times in 1998; the Compensation Committee, consisting of W.V. Caveney, James
L. Anderson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway, Lloyd E. Ross and Robert F. Kathol met 3 times in 1998; the Nominating and Governance Committee, consisting of Jean E. Auer, Lloyd E. Ross and Floyd E. Wicks, met 3 times during 1997; and the Business Opportunities Committee, consisting of Lloyd E. Ross, James L. Anderson, Jean E. Auer, W.V. Caveney, Anne M. Holloway, and Floyd E. Wicks, met 3 times in 1998. No director attended less than 75% of the board meetings and other committee meetings on which such director serves.

                               EXECUTIVE OFFICERS
                EXPERIENCE, SECURITY OWNERSHIP AND COMPENSATION

     In addition to Chairman Caveney (information about whose business experience and beneficial share ownership is set forth on page 5), the Company had nine executive officers as of December 31, 1998. Information regarding the identities, business experience and beneficial ownership of shares of such individuals is shown in the following table and footnotes thereto:

                                                                    HELD CURRENT   COMMON SHARES   PERCENT
                         PRINCIPAL OCCUPATION AND EXPERIENCE          POSITION     BENEFICIALLY      OF
         NAME                DURING THE PAST FIVE YEARS       AGE      SINCE           OWNED        CLASS
         ----            -----------------------------------  ---   ------------   -------------   -------
Floyd E. Wicks(1)        President and Chief Executive        55    April 1992         5,080          *
                         Officer
McClellan Harris III(1)  Chief Financial Officer, Vice        47    April 1997         1,082          *
                         President -- Finance, Treasurer and
                         Secretary. Vice President and
                         Treasurer from October 1996.
                         Treasurer from April 1994.
Joel A. Dickson(2)       Vice President -- Business           46    April 1997         4,912          *
                         Development. Vice President --
                         Customer Service of Region III from
                         April 1994.
Donald K. Saddoris(3)    Vice President -- Customer Service   55    April 1994         3,630          *
                         of Region I.
Randell J. Vogel(3)(4)   Vice President -- Customer Service   63    May 1997           1,758          *
                         of Region II. Vice
                         President -- Customer and
                         Operations Support from April 1994.
Joseph F. Young(3)(4)    Vice President -- Customer Service   53    January 1999      11,433          *
                         of Region II. Vice
                         President -- Government Affairs
                         from April 1997. Vice President --
                         Regulatory Affairs from April 1994.
James B. Gallagher(3)    Vice President -- Customer Service   44    April 1997         2,156          *
                         of Region III. Chief Financial
                         Officer, Vice President -- Finance
                         and Secretary from April 1994.
Denise L. Kruger(3)      Vice President -- Water Quality.     35    January 1998       1,248          *
                         Manager -- Quality Assurance from
                         January 1997. Water Quality Manager
                         from October 1992.
Susan L. Conway(3)       Vice President -- Regulatory         38    January 1998       1,380          *
                         Affairs. Manager of Regulatory
                         Affairs from February 1990.

---------------

 *  Denotes less than one percent.

(1) Holds same titles in Southern California Water Company and American States Utility Services, Inc.

(2) Holds same title in American States Utility Services, Inc. and title of Vice President -- Customer and Operations Support in Southern California Water Company.

(3) Title in Southern California Water Company only.

(4) Mr. Vogel retired from the Company in February 1999. Mr. Young assumed his responsibilities.

     Directors and executive officers of the Company as a group beneficially own 52,033 Common Shares of the Company, which is less than one percent of the total shares outstanding. No director or executive officer of the Company owns any of the Company's outstanding Preferred Shares.

     The following table sets forth information on compensation of the Company's Chief Executive Officer and its four most highly compensated executive officers for the three most recent calendar years:

                                                                        LONG TERM
                                                                       COMPENSATION
                                                           ANNUAL      ------------
                                                        COMPENSATION                     ALL OTHER
                                                        ------------       LTIP        COMPENSATION
          NAME AND PRINCIPAL POSITION             YEAR   SALARY(1)      PAYOUTS(2)          (3)
          ---------------------------             ----  ------------   ------------   ---------------
Floyd E. Wicks --                                 1998    $325,493       $  9,954         $ 8,962
  President and Chief Executive Officer           1997     297,992                          8,521
                                                  1996     279,054                         28,910
Randell J. Vogel --                               1998     189,059          3,965           6,688
  Vice President -- Customer Service of Region    1997     171,735                          6,308
     II
                                                  1996     157,349                         19,250
Joel A. Dickson --                                1998     189,068          4,583           7,704
  Vice President -- Business Development          1997     170,909                          7,361
                                                  1996     154,626                         19,682
McClellan Harris III --                           1998     163,481                          4,686
  Chief Financial Officer, Vice                   1997     138,623                          5,998
     President -- Finance,
  Treasurer and Corporate Secretary               1996      90,476                          4,264
Donald K. Saddoris --                             1998     165,856          3,120           7,651
  Vice President -- Customer Service of Region I  1997     151,705                          6,840
                                                  1996     145,744                          6,246

---------------

(1) The executive officers of the Company receive certain perquisites, including the personal use of a Company-owned vehicle and personal computer. The aggregate amount of such perquisites received by each named officer does not, in the case of any such named officer, exceed 10% of the total annual salary of such officer.

(2) The Company has a Key Executive Long-Term Incentive Plan (LTIP), the provisions of which became effective on January 1, 1995. Any payouts, which are made in cash or Common Shares of the Company, are made in the year following the end of a three-year performance cycle. The amounts paid out under the LTIP in 1998 were for the 1995-1997 performance cycle.

(3) Includes payment by the Company of the premium on business travel and accident policy of $39 per person per year and payment by the Company of the premium for group life insurance of $150 per person per year and, in 1996 only, a special award authorized by the Board of Directors. The balance represents the Company's matching contribution to the 401(k) Plan for the benefit of each named officer.

     The Company currently has no other bonus, profit sharing, stock option, stock appreciation right or other remunerative program (other than pension and welfare benefits) in effect. The Company implemented a Key Executive Long Term Incentive Plan (the "Plan") effective as of January 1, 1995 (see footnote 2 above). The following table sets forth information about this Plan for the three-year performance cycle that began January 1, 1999.

                                                    PERFORMANCE
                                                      OR OTHER      ESTIMATED FUTURE PAYOUTS UNDER
                                                    PERIOD UNTIL    NON-STOCK PRICE-BASED PLANS (2)
                                                     MATURATION     -------------------------------
                                                     OR PAYOUT      THRESHOLD    TARGET    MAXIMUM
           NAME AND PRINCIPAL POSITION                  (1)            ($)       ($)(4)     ($)(3)
           ---------------------------              ------------    ---------    ------    --------
Floyd E. Wicks --                                     3 years        $18,000      N/A      $120,000
  President and Chief Executive Officer
Joel A. Dickson --                                    3 years          8,800      N/A        52,800
  Vice President -- Business Development
Donald K. Saddoris --                                 3 years          7,650      N/A        45,900
  Vice President -- Customer Service of Region I
Randell J. Vogel --                                   3 years          8,800      N/A        52,800
  Vice President -- Customer and Operations
     Support
McClellan Harris III --                               3 years          7,100      N/A        42,600
  Chief Financial Officer, Vice President-Finance,
  Treasurer and Corporate Secretary

---------------

(1) It is intended, but not required, under the Company's Key Executive Long-Term Incentive Plan that a three-year performance cycle (as such cycle is defined in the Plan, the "Performance Cycle") until payout of the awards under the Plan will begin to run at the start of each calendar year. The information presented in the table above is for the three-year performance cycle that began January 1, 1997. Payment of awards is to be made as soon as practicable after the end of the Performance Cycle to which they relate. If Termination of Service (as defined in the Plan) of a participant occurs during a Performance Cycle for any reason other than death, disability, normal retirement or early retirement, the participant will forfeit the opportunity to receive an award for that Performance Cycle. If a participant dies, becomes disabled or retires during a Performance Cycle, the participant will be eligible to receive a pro rata award (based on the number of days the participant was employed substantially full-time during that Performance Cycle) for that Performance Cycle. The Plan also contains provisions for the payment of awards if there is a change of control of the Company (as defined in the Plan) before the end of a Performance Cycle.

(2) Awards under the Plan are established as a percentage of each Plan participant's annual base salary and are payable in cash and/or Company Common Shares. Awards for the Performance Cycle that began in 1997 will be based on the Company's ranking, expressed as a percentile, for growth in earnings per share and total shareholder return relative to the corresponding measures for the companies that comprise the Peer Group referred to on page 14. A ranking below the 40th percentile among the companies in the Peer Group with respect to either performance measure will result in no award with respect to that measure, while the maximum award for either performance measure will be paid for a ranking at or above the 75th percentile with respect to that measure. Awards will be reduced if the Company's return on equity falls more than 50 basis points below the Company's Authorized Rate of Return (as defined in the Plan), and awards will not be paid at all if the Company's share price at the end of a Performance Cycle is less than 80% of its price at the beginning of that cycle.

(3) Figures listed represent the amount of awards that would be payable to the executives if the Company were to achieve a ranking among the Peer Group at the 40th percentile (Threshold) and for any percentile at or above the 75th percentile (Maximum) for each of the performance measures. The Plan also specifies awards for performance at the 50th and 60th percentiles with respect to each of the performance measures. Awards for performance at percentiles between such stated percentiles will be calculated by linear interpolation.

(4) Participants in the Plan are not assigned a "target" award. Rather, awards are variable depending upon the Company's performance with respect to each of the performance measures for the Performance Cycle (see footnote (3) above).

                                  PENSION PLAN

     Southern California Water Company maintains a noncontributory, defined benefit pension plan. Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts depend on length of service and the average of the five highest consecutive years of compensation earned. For purposes of pension calculations, compensation includes salary and all other compensation but excludes the value of personal use of Company vehicles and other perquisites. An employee who terminates employment after having at least five years of service with the Company has a vested interest in the plan.

     Annual benefits payable at retirement (at age 65 or beyond) are reduced by a percentage of primary social security benefits based upon years of credited service and are payable monthly. The following table illustrates the estimated annual benefits payable upon retirement for persons in the earnings classifications with years of service as shown, excluding the Social Security deduction, for employees in the Southern California Water Company Pension Plan and the Southern California Water Company Pension Restoration Plan.

    AVERAGE ANNUAL                     BENEFITS BASED ON LENGTH OF SERVICE
  SALARY FOR HIGHEST     ---------------------------------------------------------------
CONSECUTIVE FIVE YEARS   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS   40 YEARS
----------------------   --------   --------   --------   --------   --------   --------
       $ 75,000          $22,500    $ 30,000   $ 37,500   $ 45,000   $ 52,500   $ 60,000
        100,000           30,000      40,000     50,000     60,000     70,000     80,000
        125,000           37,500      50,000     62,500     75,000     87,500    100,000
        150,000           45,000      60,000     75,000     90,000    105,000    120,000
        175,000           52,500      70,000     87,500    105,000    122,500    140,000
        200,000           60,000      80,000    100,000    120,000    140,000    160,000
        225,000           67,500      90,000    112,500    135,000    157,500    180,000
        250,000           75,000     100,000    125,000    150,000    175,000    200,000
        275,000           82,500     110,000    137,500    165,000    192,500    220,000
        300,000           90,000     120,000    150,000    180,000    210,000    240,000

     The executive officers of the Company in 1998 not presently receiving pension benefits have the following credited years of service under the pension plan: Floyd E. Wicks -- 11; McClellan Harris III -- 8; Joel A. Dickson -- 8; Randell J. Vogel -- 6, James B. Gallagher -- 11, Joseph F. Young -- 21, Donald
K. Saddoris -- 31, Denise L. Kruger -- 6 and Susan L. Conway -- 10.

     The plan provides an early retirement option for those employees the sum of whose age and number of years of service equals at least 90.

     The Southern California Water Company Pension Restoration Plan supplements retirement benefits payable to certain participants in the Southern California Water Company Pension Plan by making up benefits which are reduced by virtue of Sections 401(a)(17) or 415 of the Internal Revenue Code of 1986, as amended.

     The Company has a Retirement Plan for Non-Employee Directors (the "Non-Employee Directors Plan") of the Company. This Non-Employee Directors Plan provides annual benefits to an eligible director in an amount equal to the annual retainer in effect at the director's date of retirement. Benefits are payable in monthly installments for a period equal to the shortest of (a) the period he or she was a director or (b) 10 years. In the case of a director's death, benefits will continue to be received by that director's surviving spouse for the remaining period for which the director would have been entitled to receive benefits except for death. Benefits are payable to directors after the age of 62 and after retirement from the Board, except that a director who ceases to be a director before attaining age 62 because of ill health or death may receive benefits immediately after retirement from the Board, or at such later date as he or she may request. Directors who are "removed for cause" are not eligible for benefits under the Non-Employee Directors Plan. As a condition of participation in the Non-Employee Directors Plan, an eligible director must agree to retire from the Board at the annual shareholders' meeting occurring on or next following such director's 72nd birthday, and to accept nomination as a director if requested by the Board (and to serve if so nominated) for at least 10 years after his or her first election to the Board.

            DEFERRED COMPENSATION PLAN FOR DIRECTORS AND EXECUTIVES

     Under the Company's Deferred Compensation Plan for Directors and Executives, directors and eligible officers and employees are entitled to defer all, in the case of directors, or a portion, in the case of officers and employees, of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the Company's directors except Mr. Wicks are members of the Compensation Committee. The Compensation Committee's report on executive compensation is set forth below. Mr. William V. Caveney, a member of this Committee and Chairman of the Board of Directors, is, in his capacity as Chairman, an officer of the Company. Mr. Caveney does not actively participate in the daily operation of the Company, duties as to which are the responsibility of Mr. Wicks, President and Chief Executive Officer of the Company. The Compensation Committee does not recommend or determine Mr. Caveney's compensation as Chairman of the Board. No other member of this Committee is a current or former officer or employee of the Company or any of its subsidiaries or affiliates.

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee consists of all directors who are not employees of the Company. The primary responsibility of the Committee is to review and make recommendations as to the appropriate level of compensation for the executive officers of the Company, excluding the Chairman of the Board. In April 1998, the Committee submitted its recommendations for the executive officers and those recommendations were adopted by the Board of Directors without modification.

     In general, the executive compensation program is designed to reward, motivate and retain the skilled management necessary to achieve the Company's goals and maintain leadership position within the industry. The Committee has established as its objective the design and implementation of a compensation program for executives that will (i) provide fair, equitable and reasonable compensation, (ii) reward excellent job performance and abilities, and (iii) attract, retain and motivate talented and experienced executives. In making its recommendations to the Board, the Committee takes into account the fact that executive salaries are routinely reviewed for reasonableness by the CPUC. Moreover, the Committee recognizes that, as a regulated public utility, financial performance of the Company is constrained by and dependent upon not only the regulatory process but a number of other factors beyond the Company's immediate control, such as weather, water quality and water supply. As a result, executive compensation is based on a number of subjective and objective factors beyond the recent financial performance of the Company.

     The principal vehicle for compensation of executives has been and remains salary. Annual increases, after consideration of all relevant factors, allows for annual adjustments and avoids wide fluctuations in compensation from year to year. However, the Committee also believes the additional compensation which can be earned under the provisions of the Key Executive Long-Term Incentive Plan are also important in assisting the Committee to meet its objectives.

     In determining individual compensation, the Committee considers the executive officer's duties, the quality of his or her performance of those duties, the importance of the position and the contribution that each individual has made to the Company's overall performance as well as its strategic positioning for the future.

The Committee also considers whether an executive officer's duties have expended or otherwise materially changed from the previous year, the officer's experience and value to the Company and the extent and frequency of prior adjustments to that officer's salary.

     In order to set salaries of the executive officers at competitive and reasonable levels, the Committee relies upon information provided to it by internal and independent sources regarding the salaries of other major water companies located locally and throughout the United States, the rate of inflation, and the assessment of Mr. Wicks as to the performance of each executive officer in meeting personal and job-related goals.

     As with the compensation of the Company's other executive officers, the Committee has chosen not to adopt a direct formula approach to determining the compensation of Mr. Wicks. Based on the same factors as reviewed for other of the Company's executive officers as well as Mr. Wicks' progress in addressing local and industry-wide issues facing the water utility industry, the Committee recommended and the Board authorized that Mr. Wicks' annual salary be set at $320,000.

     The Committee has reviewed the Company's compensation structure in light of
Section 162(m) of the Internal Revenue Code which limits, subject to limited exceptions, the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executives. In 1997, no executive officer's compensation exceeded the limitation set by Section 162(m), and therefore such limitation is presently inapplicable to the Company. The Committee will address this limitation if and when it becomes meaningful.

                           The Compensation Committee

        James L. Anderson           Jean E. Auer
        William V. Caveney          N.P. Dodge, Jr.
        Robert F. Kathol            Lloyd E. Ross

                               PERFORMANCE GRAPH

     The graph below compares the performance of the Company to that of (1) the Standard & Poor's 500 Stock Index and (2) a Peer Group Index developed by the Company for the Key Executive Long-Term Incentive Plan.

     The seven water companies which comprise the peer group index described above are: Aquarion Corp., California Water Service Group, Consumers Water Company, E'Town Corp., Philadelphia Suburban Corp., SJW Corp. and United Water Resources, Inc.

     The graph below shows the total return to shareholders for the last five years of an initial investment of $100 made on December 31, 1993 and assuming reinvestment of all dividends. As with any investment, the historical performance reflected in the performance graph is not necessarily indicative of future performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
         AMONG AMERICAN STATES WATER COMPANY, THE S & P 500 STOCK INDEX
                               AND A PEER GROUP.
GRAPH

                                                  AMERICAN STATES WATER
                                                         COMPANY                   PEER GROUP                    S&P 500
                                                  ---------------------            ----------                    -------
'12/93'                                                  100.00                      100.00                      100.00
'12/94'                                                   86.00                      101.00                       95.00
'12/95'                                                  106.00                      139.00                      107.00
'12/96'                                                  120.00                      171.00                      139.00
'12/97'                                                  147.00                      229.00                      192.00
'12/98'                                                  168.00                      294.00                      245.00

                                                     CUMULATIVE TOTAL RETURN
                                          ---------------------------------------------
                                          12/93   12/94   12/95   12/96   12/97   12/98
                                          -----   -----   -----   -----   -----   -----
American States Water Company...........   100      86     106     120     147     168
Peer Group..............................   100      95     107     139     192     245
S & P 500...............................   100     101     139     171     229     294

---------------

* $100 Invested on 12/31/93 in stock or index -- including reinvestment of dividends. Fiscal year ending December 31.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information with respect to the beneficial owners of more than five percent of any class of the Company's voting securities on February 26, 1999 based upon public information known to the Company.

          NAME AND ADDRESS OF                                   AMOUNT AND NATURE      PERCENT
           BENEFICIAL OWNER                TITLE OF CLASS    OF BENEFICIAL OWNERSHIP   OF CLASS
          -------------------            ------------------  -----------------------   --------
Massachusetts Mutual Life Insurance Co.   Preferred Shares      12,000 -- Direct        14.7%
  1295 State Street
  Springfield, MA

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 1998. No accounting firm has been selected for the current year. The Board of Directors normally selects the public accountants for each year in July of that year. Representatives of Arthur Andersen LLP will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     Management of the Company knows of no business, other than that mentioned above, to be transacted at the Annual Meeting, but if other matters do properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so is included in the proxy. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy promptly.

                       PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a shareholder intends to present at the next Annual Meeting of Shareholders, which will be held on the last Tuesday in April 2000, must be received at the principal executive office of the Company, by November 12, 1999 if such proposal is to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Until further notice, any proposal which a shareholder intends to present at the Company's next annual meeting of shareholders, but does not intend to submit for inclusion in the Company's proxy statement, must be received at the principal executive office of the Company prior to February 11, 2000 in order to be considered timely under the SEC's proxy rules.

                             ADDITIONAL INFORMATION

     The Company undertakes, on written request, to provide, without charge, to each person from whom the accompanying proxy is solicited, with a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests should be addressed to American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, Attention:
Office of the Secretary.

PROXY


                         AMERICAN STATES WATER COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints N.P. Dodge, Jr. and W.V. Caveney proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of American States Water Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held April 27, 1999 or any adjournment of that meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE







                        IMPORTANT NOTICE TO SHAREHOLDERS
                        OF AMERICAN STATES WATER COMPANY
               THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON
                          APRIL 27, 1999 AT 10:00 A.M.
                         AT THE INDUSTRY HILLS SHERATON
                          ONE INDUSTRY HILLS PARKWAY,
                              CITY OF INDUSTRY, CA


                                     [MAP]


                                ADMISSION TICKET

                                                                                       PLEASE MARK
                                                                                      YOUR VOTE AS    [X]
                                                                                      INDICATED IN
                                                                                      THIS EXAMPLE


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1.

                                       WITHHELD
                                   FOR  FOR ALL
Item 1. Election of Directors      [ ]    [ ]      Item 2. In their discretion, the Proxies are authorized
                                                           to vote upon such other business as may properly
Nominees: 01 James L. Anderson                             come before the meeting.
          02 Anne M. Holloway
          03 Floyd E. Wicks

WITHHELD FOR: (write name of such Nominee(s) in this space provided below.)

______________________________________________


                                                        IF THIS PROXY CARD IS SIGNED AND RETURNED BUT IS NOT
                                                        MARKED, IT WILL BE VOTED FOR EACH OF THE DIRECTOR
                                                        NOMINEES LISTED IN ITEM 1.




Signature(s) ___________________________________________________________ Date ___________________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-------------------------------------------------------------------------------------------------------------
                                             FOLD AND DETACH HERE

PROXY


                         AMERICAN STATES WATER COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints N.P. Dodge, Jr. and W.V. Caveney proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of American States Water Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of the Company to be held April 27, 1999 or any adjournment of that meeting.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)




--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE







                        IMPORTANT NOTICE TO SHAREHOLDERS
                        OF AMERICAN STATES WATER COMPANY
               THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON
                          APRIL 27, 1999 AT 10:00 A.M.
                         AT THE INDUSTRY HILLS SHERATON
                          ONE INDUSTRY HILLS PARKWAY,
                              CITY OF INDUSTRY, CA


                                     [MAP]


                                ADMISSION TICKET

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1.

                                       WITHHELD
                                   FOR  FOR ALL
Item 1. Election of Directors      [ ]    [ ]      Item 2. In their discretion, the Proxies are authorized
                                                           to vote upon such other business as may properly
Nominees: 01 James L. Anderson                             come before the meeting.
          02 Anne M. Holloway
          03 Floyd E. Wicks

WITHHELD FOR: (write name of such Nominee(s) in this space provided below.)

______________________________________________


                                                        IF THIS PROXY CARD IS SIGNED AND RETURNED BUT IS NOT
                                                        MARKED, IT WILL BE VOTED FOR EACH OF THE DIRECTOR
                                                        NOMINEES LISTED IN ITEM 1.




Signature(s) ___________________________________________________________ Date ___________________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-------------------------------------------------------------------------------------------------------------
                                             FOLD AND DETACH HERE


                       ----------------------------------
                               VOTE BY TELEPHONE
                          QUICK *** EASY *** IMMEDIATE
                       ----------------------------------

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED ATTORNEYS TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE:      FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE ON A TOUCH-TONE
                    TELEPHONE 1-800-840-1208 ANYTIME.
                    THERE IS NO CHARGE TO YOU FOR THIS CALL.
                    You will be asked to enter the 11-digit Control Number located in the lower right-hand corner of this form.

     OPTION A:    To vote as the Board of Directors recommends on Item 1,
                  press 1.

     OPTION B:    If you choose to vote on each item separately, press 0.
                  You will hear these instructions.

                  ITEM 1: To vote FOR ALL nominees, press 1: to WITHHOLD FOR ALL nominees, press 9.

                  To WITHHOLD FOR AN INDIVIDUAL nominee,
                  Press 0 and listen to the instructions.


             WHEN ASKED, YOU MUST CONFIRM YOUR VOTE BY PRESSING 1.

                             THANK YOU FOR VOTING.